Exhibit 99.1

EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed by THL Holdco LLC as designated filer on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of February 25, 2022.

THL HOLDCO, LLC

/s/ Michael McDonnell
Name:	Michael McDonnell
Title:	Chief Financial Officer, Management Company

THOMAS H. LEE ADVISORS, LLC

By: THL Holdco, LLC
Its: Managing Member

/s/ Michael McDonnell
Name:	Michael McDonnell
Title:	Chief Financial Officer, Management Company

THOMAS H. LEE PARTNERS, L.P.

By: Thomas H. Lee Advisors, LLC
Its: General Partner

By: THL Holdco, LLC
Its: Managing Member

/s/ Michael McDonnell
Name:	Michael McDonnell
Title:	Chief Financial Officer, Management Company

THL MANAGERS VIII, LLC

By: Thomas H. Lee Partners, L.P.
Its: Sole Member

By: Thomas H. Lee Advisors, LLC
Its: General Partner

By: THL Holdco, LLC
Its: Managing Member

/s/ Michael McDonnell
Name:	Michael McDonnell
Title:	Chief Financial Officer, Management Company

THL EQUITY ADVISORS VIII, LLC

By: Thomas H. Lee Partners, L.P.
Its: Sole Member

By: Thomas H. Lee Advisors, LLC
Its: General Partner

By: THL Holdco, LLC
Its: Managing Member

/s/ Michael McDonnell
Name:	Michael McDonnell
Title:	Chief Financial Officer, Management Company

THL EQUITY FUND VIII INVESTORS (D&B), L.P.

By: THL Equity Advisors VIII
Its: General Partner

By: Thomas H. Lee Partners, L.P.
Its: Sole Member

By: Thomas H. Lee Advisors, LLC
Its: General Partner

By: THL Holdco, LLC
Its: Managing Member

/s/ Michael McDonnell
Name:	Michael McDonnell
Title:	Chief Financial Officer, Management Company

THOMAS H. LEE PARALLEL FUND VIII, L.P.

By: THL Equity Advisors VIII, LLC
Its: General Partner

By: Thomas H. Lee Partners, L.P.
Its: Sole Member

By: Thomas H. Lee Advisors, LLC
Its: General Partner

By: THL Holdco, LLC
Its: Managing Member

/s/ Michael McDonnell
Name:	Michael McDonnell
Title:	Chief Financial Officer, Management Company

THOMAS H. LEE EQUITY FUND VIII, L.P.

By: THL Equity Advisors VIII, LLC
Its: General Partner

By: Thomas H. Lee Partners, L.P.
Its: Sole Member

By: Thomas H. Lee Advisors, LLC
Its: General Partner

By: THL Holdco, LLC
Its: Managing Member

/s/ Michael McDonnell
Name:	Michael McDonnell
Title:	Chief Financial Officer, Management Company

THL FUND VIII COINVESTMENT PARTNERS, L.P.

By: Thomas H. Lee Partners, L.P.
Its: General Partner

By: Thomas H. Lee Advisors, LLC
Its: General Partner

By: THL Holdco, LLC
Its: Managing Member

/s/ Michael McDonnell
Name:	Michael McDonnell
Title:	Chief Financial Officer, Management Company

THL EXECUTIVE FUND VIII, L.P.

By: THL Equity Advisors VIII, LLC
Its: General Partner

By: Thomas H. Lee Partners, L.P.
Its: Sole Member

By: Thomas H. Lee Advisors, LLC
Its: General Partner

By: THL Holdco, LLC
Its: Managing Member

/s/ Michael McDonnell
Name:	Michael McDonnell
Title:	Chief Financial Officer, Management Company